Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064
333-179272
333-183060

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER (4)

dated March 9, 2016 to the:

Intelligent Life® VUL and Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2015, as supplemented August 10, 2015, January 20, 2016 and February 8, 2016

Intelligent Variable Annuity® Prospectus

dated May 1, 2015, as supplemented August 10, 2015, January 20, 2016 and February 8, 2016

M Intelligent VUL Prospectus

dated May 1, 2015 as supplemented, August 10,2015, October 17, 2015 and February 8, 2016

M Intelligent Survivorship VUL Prospectus

dated May 1, 2015 as supplemented August 10, 2015 and February 8, 2016

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

DFA VA U.S. LARGE VALUE PORTFOLIO

DFA VA U.S. TARGETED VALUE PORTFOLIO

DFA VA INTERNATIONAL VALUE PORTFOLIO

DFA VA INTERNATIONAL SMALL PORTFOLIO

DFA VA SHORT-TERM FIXED PORTFOLIO

DFA VA GLOBAL BOND PORTFOLIO

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

The following replaces information in the “Annual Portfolio Operating Expenses” section relating to these 7 portfolios effective February 28, 2016 in the following prospectuses:

Intelligent Life VUL & Intelligent Life Survivorship VUL

Intelligent Variable Annuity

M Intelligent VUL

M Intelligent Survivorship VUL

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
DFA VA U.S. Large Value Portfolio	0.25%	0.00%	0.04%	0.00%	0.29%	0.00%	0.29%
DFA VA Global Moderate Allocation Portfolio[15]	0.25%	0.00%	0.03%	0.26%	0.54%	0.14%	0.40%
DFA VA U.S. Targeted Value Portfolio[16]	0.35%	0.00%	0.04%	0.00%	0.39%	0.00%	0.39%
DFA VA International Value Portfolio	0.40%	0.00%	0.07%	0.00%	0.47%	0.00%	0.47%
DFA VA International Small Portfolio	0.50%	0.00%	0.11%	0.00%	0.61%	0.00%	0.61%

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
DFA VA Short-Term Fixed Portfolio	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%	0.28%
DFA VA Global Bond Portfolio	0.22%	0.00%	0.04%	0.00%	0.26%	0.00%	0.26%

[15]

The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the DFA VA Global Moderate Allocation Portfolio. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

[16]

Since the “Acquired Fund Fees and Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, and therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Financial Highlights.

For more information about these changes and about the portfolios in general, refer to the Dimensional Fund Prospectus.

A15402 (3/16)